EXHIBIT 32

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

Elton Alderman, Chairman, President and Chief Executive Officer of Prolong International Corporation (the “Company”), and Anthony R. Turnbull, Chief Financial Officer of the Company, each certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2005	/s/ ELTON ALDERMAN
Elton Alderman, Chairman, President
and Chief Executive Officer
(Principal Executive Officer)

Dated: April 15, 2005	/s/ ANTHONY R. TURNBULL
Anthony R. Turnbull, Controller
(Principal Financial and Accounting Officer)